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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                August 9, 2001

                             INTERWORLD CORPORATION
                             ----------------------
        (Exact Name of Registration business as Specified in Its Charter)



         Delaware                    000-26925                  13-3818716
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(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



                          395 Hudson Street, 6th Floor,
                             New York, NY 10014-3669
                             -----------------------
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 301-2500
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               (Registrant's telephone number including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

On August 9, 2001, the majority stockholders of InterWorld Corporation (the "Company") approved the Board of Directors' June 6, 2001 appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2001. See the Current Report of Registrant on Form 8-K for June 6, 2001, which reported the termination of the relationship with the Company's previous independent auditors.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                      INTERWORLD CORPORATION


Date:   August 13, 2001               By:  /s/ Michael Donahue
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                                          Name: Michael Donahue
                                          Title: Chief Executive Officer and
                                                 Vice Chairman